                                                                   EXHIBIT 23.3

                 CONSENT OF ERNST & YOUNG INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to use of our report pertaining to Albanycrest Limited dated September 30, 1997 included in the Registration Statement (Form S-1) and related Prospectus of Tier Technologies, Inc. for the registration of 3,400,000 shares of its Class B common stock.

                                                                  Ernst & Young

Reading, England
October 10, 1997